                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                                   FORM  8-K


                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT:   MAY 7, 1999
                      -----------------------------------
                       (DATE OF EARLIEST EVENT REPORTED)


                        ARXA INTERNATIONAL ENERGY, INC.
            ------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    2-99565
                            Commission File Number


                DELAWARE                             13-3784149
                --------                             ----------
     (STATE OR OTHER JURISDICTION OF      (IRS EMPLOYER IDENTIFICATION NO.)
     INCORPORATION OR ORGANIZATION)




                          2301 14TH STREET, SUITE 404
                         GULFPORT, MISSISSIPPI  39501
                         ----------------------------
         (Address of principal executive offices, including zip code)


                                (228) 864-6667
                                --------------
             (Registrant's telephone number, including area code)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

On May 7, 1999, Registrant sold 6,000,000 shares of its Common Stock to Gulfport Oil & Gas Inc. ("Gulfport"), a private company, for $.20 per share. Prior to the sale, Registrant had 5,231,922 shares of its Common Stock issued and outstanding. Accordingly, Gulfport holds approximately 53.4% of the 11,231,922 issued and outstanding shares of the Registrant's Common Stock following such transaction and thus acquired control of the Registrant, displacing Phoenix Energy Group, Inc. ("Phoenix"), also a private company. The total consideration of $1,200,000, for the which the shares were issued, was comprised of cash of $600,000 and a Promissory Note from Gulfport for $600,000, due August 1, 1999.

Gulfport has the right to acquire additional shares in two ways. First, Gulfport has the right to acquire an additional 15,000,000 shares of the Registrant's Common Stock at $.20 per share for a total consideration of $3,000,000 within 180 days from April 28, 1999. Second, Gulfport has the right and option to roll in and sell oil and gas properties to Registrant for common stock of Registrant. The value to be attributed to any such oil and gas properties, both producing, non-producing and exploratory, will be determined by independent oil and gas experts, mutually acceptable to Registrant and Gulfport.

Following the closing of the Gulfport transaction, immediate changes were made in the directors and officers of the Registrant as noted in Item 5 below.

Prior to the Gulfport sale transaction, Phoenix, controlled by its President and CEO, L. Craig Ford, held 2,557,262 shares or approximately 48.9% of the Registrant. Following the transaction, Phoenix holds approximately 22.8% of the Registrant's Common Stock. Phoenix granted Norris R. Harris, the President of Gulfport, an exclusive and irrevocable proxy to vote all of the Common Stock of the Registrant held by Phoenix for a period of one year.

Gulfport Oil & Gas Inc. is controlled by Norris R. Harris, its President and
CEO.

Gulfport intends to hold the shares received and to function as a holding company of Registrant.

The re-located corporate offices of the Registrant are:

                        Arxa International Energy, Inc
                          2301 14th Street, Suite 404
                         Gulfport, Mississippi, 39501
                      228-864-6667    (fax) 228-864-6267
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ITEM 5.  OTHER EVENTS

CHANGE IN BOARD OF DIRECTORS

In connection with the sale of the 6,000,000 shares of Common Stock to Gulfport, Registrant restructured its Board of Directors. Mr. L. Craig Ford, Larry R. Keeler, Robert G. Farris and Dennis P. McGrath resigned. Gregory A. Stephens did not resign, but was not re-elected at the special shareholders meeting held on May 7, 1999. William J. Bippus had resigned, earlier, from his position as a Director and Officer of the Registrant on March 25, 1999.

The vacancies were filled by the election of:

                     Norris R. Harris, Chairman of the Board/(1)/
                     Jack R. Durland, Jr./(1)/
                     Jonathan G. Harris/(1)/
                     James David Risk
                     James Jeffrey Risk

/(1)/ Also directors and/or officers of Gulfport.

Norris R. Harris, age 65, has been the President , CEO and a Director of Gulfport Oil & Gas Inc., a private oil and gas company that he formed in January, 1999. He had been an independent oil and gas operator and consultant to various independent oil and gas companies from 1993 to January 1999. Mr. Harris was Founder and President of Centex Oil and Gas Inc., (Name changed to Cenergy) which was listed on the NYSE and was Founder and President of Basin Exploration Inc., a subsidiary of Basin Petroleum Corp., (American Stock Exchange). Mr. Harris previously worked with Mobil Oil Corp., in the international division and worked in the North Sea, Libya, Turkey, the Hague, Austria, Nigeria and in Mobil Exploration's headquarters in Dallas, Texas where he worked on Africa, Southeast Asia and Latin America exploration projects.

Jack R. Durland, Jr., age 61, has been a Director and Vice-President-Administration and Legal of Gulfport Oil & Gas Inc. since January 1999. He was a partner in the law firm of Durland & Durland in Oklahoma City, Oklahoma from 1990 to 1998. From 1962 to 1989, Mr. Durland was a partner, officer and director in the law firm of Crowe & Dunlevy, a professional corporation, in Oklahoma City, Oklahoma. He has been admitted to practice before several Courts in the United States including the United States Supreme Court and Federal Courts in California, Oklahoma, and Texas. Mr. Durland is a graduate of the University of Oklahoma with a BBA degree in 1960, and a LLB degree in 1962.

Jonathan G. Harris, age 28, has been a Director and Vice-President-Geology of Gulfport Oil & Gas Inc. since January 1999. He had been an independent oil and gas geological consultant to various energy and environmental companies from July 1996 to 1998. Mr. Harris was a consulting geologist for Basin Industries Inc. and a field engineer for Sperry-Sun Drilling Services in the period from 1988 to June 1996. Over his career he has accumulated specific geological experience in the following areas: Florida, Louisiana, Mississippi, Texas, Puerto Rico, the Bahamas, and Turkey. He
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is a graduate of Mississippi State University with a BSc degree in 1992 and a
MSc degree in 1995. Mr. Harris is a Registered Professional Geologist in Mississippi and a member of the American Association of Petroleum Geologists and National Speleological Society.

James David Risk, age 50, has worked as a developer, owning and operating a family construction company and is President of Risk Construction Company Inc. of Boone, North Carolina since 1968. From 1995 to present, Mr. Risk has been engaged as a working investor in numerous business ventures and as a construction consultant on several real estate development projects in the southeastern United States and abroad. In the years from 1981 to 1995, Mr. Risk's company developed several large single and multi-family projects and several large commercial business parks.

James Jeffrey Risk, age 30, has been President of RDI (Risk Design International), an international marketing, advertising and design firm, since 1992. Mr. Risk has also been CFO of Wolf Laural Resort since 1998 and works as a marketing and financial consultant for several corporations. From 1997 to the present, he has been engaged as a working investor in numerous business ventures and as a financial advisor on several real estate development projects in the southeastern United States and abroad. He is a graduate of Appalachian State University with a BS degree in 1992.

CHANGE IN OFFICERS

Craig Ford, President and CEO of Arxa before the change in control resigned and was replaced by Norris R. Harris as President

Jack R. Durland, Jr., was appointed Vice President-Administration and Legal and is the Treasurer for Registrant.

Jonathan G. Harris was appointed Vice President-Geology and is Secretary of the Registrant.

Dennis P. McGrath, former Vice President and Controller of Registrant was promoted to Vice President of Finance.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS  -  Not Applicable

EXHIBITS

10.17......Stock Purchase Agreement between ARXA International Energy, Inc. and
           Covington Energy, Inc. dated April 2, 1999. Subsequently assigned to Gulfport Oil & Gas Inc., per Exhibit 10.19

10.18......Amended Stock Purchase Agreement between ARXA International Energy,
           Inc. and Covington Energy, Inc. dated April 28, 1999. Subsequently assigned to Gulfport Oil & Gas Inc., per Exhibit 10.19

10.19......Assignment of Stock Purchase Agreement from Covington Energy, Inc. to
           Gulfport Oil & Gas Inc. dated May 7, 1999

10.20......Gulfport Oil & Gas Inc. Promissory Note to Arxa International Energy
           Inc. dated May 7, 1999

10.21......Irrevocable Stock Proxy Agreement between Phoenix Energy Group, Inc.
           and Norris R. Harris dated May 7, 1999


                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Arxa International Energy Inc


                                    By: /s/ Jack R. Durland, Jr.
                                        ---------------------------------
                                        Jack R. Durland, Jr.
                                        Vice President-Administration and Legal


Date:  May 21, 1999